MARATHON VALUE PORTFOLIO

              Supplement to the Statement of Additional Information
                                      Dated
                                February 25, 2005



The last sentence under "G. Repurchase Agreements" in the section "Additional
                            ---------------------
Information About Fund Investments And Risk Considerations" on page 5 of the Statement of Additional Information is hereby revised to read as follows:


          The Advisor monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions, and the Fund will not invest more than 20% of its net assets in repurchase agreements.



                       Supplement effective March 4, 2005